                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07729

                         Hansberger Institutional Series
               (Exact name of registrant as specified in charter)

                           515 East Las Olas Boulevard
                                   Suite 1300
                         Fort Lauderdale, Florida 33301
               (Address of principal executive offices) (Zip code)

                          J. Christopher Jackson, Esq.
                           515 East Las Olas Boulevard
                                   Suite 1300
                         Fort Lauderdale, Florida 33301
                     (Name and Address of Agent for Service)

Registrant's telephone number, including area code: (954) 522-5150

Date of fiscal year end: December 31

Date of reporting period: January 1, 2004 to June 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

[LOGO]
--------------------------------------------------------------------------------
                                  HANSBERGER
--------------------------------------------------------------------------------
                                 INSTITUTIONAL
                                    SERIES
--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT

June 30, 2004

International Value Fund

Emerging Markets Fund

International Growth Fund

                            LETTER TO SHAREHOLDERS

Hansberger Institutional Series
International Value Fund
Emerging Markets Fund
International Growth Fund

August 25, 2004

Dear Fellow Shareholders:

   During the first half of 2004 conflicting forces pulled at investor sentiment leading to a volatile investment environment for equities. By the end of the first half; however, global stocks were still in positive territory, and the U.S. market was up as well. On the positive side, investors in the U.S. had reasons to be optimistic about the economy following an estimated 1.3 million new jobs created in the U.S. during the first half of the year, an increase in wage and salary income and the Conference Board's Consumer Confidence Index hitting a two year high. In addition, crude oil declined in June alleviating a potential inflationary force (at least in the near-term). On the negative side; however, positive news on the economy and concerns about the long-term threat of rising inflation stoked expectations of an increase in interest rates during most of the quarter. On June 30/th/ the U.S. Federal Reserve did what by then was widely anticipated by the market and raised their target short-term interest rate by 0.25%. At that time, the U.S. monetary authorities also indicated they would continue to adjust interest rates as necessary to rein in the risk of rapid inflation.

   International markets reported anemic returns during the first half of the year. Developed European markets, as a group, however, faired better than that of the U.S. in local terms. Most continental European markets posted positive returns as investors appeared to finally believe that early 2004 reports of improving domestic demand in Italy and France and the surge in exports in Germany may not have been anomalies, but indications of a sustainable recovery.

   The performance of Developed Asian markets were mixed in U.S. dollar terms during the period. When measured in local currency terms, Japan's market was up over 10% in the half following reports of strong private consumption and increasing net exports. Elsewhere in the region, Hong Kong, whose currency is pegged to the U.S. dollar, suffered from the anticipation of higher rates and the flow of funds out of Asian markets in general.

   Emerging markets, in general, did not perform well during the first six months of 2004 due to concern over the U.S. Federal Reserve tightening and also due to country specific reasons. The Chinese market retreated following Prime Minister Wen Jiabao's April assertion that China would take "very forceful measures" to cool its economy. A turbulent election and post election period in India led to great volatility for that market during the second quarter of the year. An unexpected win by the Congress Party in May was followed by Sonia Gandhi's decision to decline the prime minister's post and the eventual appointment of Mr. Manmohan Singh. Mr. Singh has a reformist reputation, but investors questioned his ability to garner support for effecting reform and negotiating a successful peace with Pakistan. Two other key emerging market countries, Brazil and Turkey, which have significant debt levels, fell during the first half of the year in anticipation of rising interest rates in the U.S.

   Faced with the conflicting forces of improving global economic trends and the prospect of higher interest rates, markets seemed to suffer from the "summer doldrums" as the first half of the year came to a close. For the month of June 2004, volume on the New York stock exchange was the lowest since December 2003 and trading on the Nasdaq was approximately 20% below the volume of June 2003. As U.S. investors monitor the situation in Iraq and anticipate the November presidential elections, this malaise could extend through the summer and impact international markets as well.

   Although bottom-up selection remains the foundation of our investment philosophy, this respite gives our analysts the opportunity to factor in recently unfolding macro events on the long term fundamentals and relative attractiveness of current and prospective investments. The recent rise in interest rates in the U.S. may be followed by other increases later this year and could eventually spread to international markets. Hansberger Global Investors, Inc. ("HGI") analysts likely will be more critical of companies that carry high debt loads (especially variable debt) and interest rate sensitive stocks such as manufacturers of consumer durables. On the other hand, cash-rich and defensive companies might be favored in this environment. Our analysts will consider the impact of rising rates on the earnings stream of the companies in which we invest and whether the current price of individual stocks discount an evolving earnings picture.

   Recent news regarding Japan's economy seems to point to long awaited cyclical recovery in the country. Indeed, our Japan analyst is presently encouraged by the improving Japanese economy and its potential impact on companies domiciled in that country. In the short-term, however, economic growth may be stymied by the slow-down in exports to China as recently announced austerity measures are implemented. Additionally, despite what appear to be better economic prospects for Japan, valuations in many sectors and at specific companies do not appear to be overly compelling. That said, we continue to search, and occasionally we uncover, attractive Japanese investment opportunities.

   Valuations in developing markets overall still appear attractive. Although we acknowledge that it may be necessary for growth in some of these markets to be tamed, we are still enthusiastic about a number of individual companies that appear to be well placed to benefit from what still appears to be a positive picture in terms of global and domestic demand.

   In summary, we anticipate that equity investors will find many challenges in 2004 as election results and monetary actions shift the economic landscape in which we invest. HGI will continue to deploy its long-term fundamental stock picking strategy in its mission to add value - even in the most uncertain times.

   We welcome the opportunity to discuss your portfolio and thank you for the trust you have placed in our firm.

                                          For the Hansberger Institutional
                                            Series
                                          Thomas L. Hansberger, CFA
                                          Chairman
                                          Hansberger Institutional Series

                          PORTFOLIO MANAGEMENT REVIEW

                           INTERNATIONAL VALUE FUND

Market conditions during the six months ended June 30, 2004

   Tumultuous forces - terrorism, elections, economic uncertainty - buffeted the international markets the first half of 2004. European markets, challenged by terrorism activities in France and Spain in the first quarter, still managed a positive return for the first half. Investor sentiment was buoyed by good economic news, including improving domestic demand in Italy and France and surging German exports.

   Asian developed markets yielded a wide variety of returns. The Japanese market showed strong gains at the beginning of the year as it benefited from heavy foreign investment and strong performance in the banking and industrial sectors. As the year progressed, investors were further encouraged by reports of strong private consumption and increasing net exports. Despite the rising dollar, the Japanese market was up in U.S. terms during the first half of 2004.

   Developing markets lost ground in the first half of 2004. Brazil and Turkey, which have significant debt levels and are sensitive to rising interest rates, fell in the first half of the year. The Chinese market, a strong performer last year, declined following the Prime Minister Wen Jiabao's assertions that his economy needed cooling. India experienced an unexpected change in leadership which contributed to a decline in the Indian market during the first half of the year.

Fund Performance for the six months ended June 30, 2004

   The International Value Fund's (the "Fund's") total return for the first six months of 2004 was 3.89% versus the MSCI ACWI ex U.S. Index's (the "Index") 4.10% return.

   During the first half of 2004, the Fund benefited from stock selection in the Europe Ex UK region. The Fund's performance was hurt by stock selection in the Emerging Markets which proved to be the most disappointing region.

   From a sector perspective, the sectors with the largest relative positive impacts on the Fund's performance during the first half of 2004 were the Industrials sector and the Health Care sector. The largest relative negative impact on the Fund's performance during the period came from the Consumer Discretionary sector.

Market Outlook

   Equity markets may face several challenges during the second half of 2004. The U.S. Federal Reserve indicated that it will adjust interest rate targets as it deems necessary to avoid unwanted inflation. Such actions could continue to weigh on developing markets with high debt levels. In addition, more robust economic growth in international markets could lead other central banks to raise rates. As such, HGI analysts will be carefully evaluating the potential earnings penalty that interest rate sensitive companies, such as financials and purveyors of consumer durables, and highly levered companies may face in an environment of rising rates. We will also continue to consider the positive impact that rising rates could have on the earnings of cash rich and defensive companies.

   We are encouraged by the improvements that we are seeing in Japan, although we are concerned that Chinese austerity measures may slow exports to that market and dampen Japanese economic growth in the short-term. Even after factoring in an improving economic environment, the Fund remains underweight in Japan since, in general, stocks domiciled there are trading in excess of their non-Japanese counterparts. We remain diligent, however, in our attempt to find fundamentally attractive stocks in the Japanese market.

   Although many stocks in developing countries have taken a breather, we expect the Fund to retain an overweight position in emerging markets as growth prospects in these economies are frequently higher than those of developed economies, yet as a whole, emerging markets, at the current time, are trading at a significant discount based on price to earnings per share.

   We are carefully monitoring the shifting political and economic environments that impact investor sentiment, sector and geographic rotation and movements in stock prices. Our focus, however, remains on the impact of these forces on the fundamental outlook of the companies in which we invest and the extent to which their stock prices discount their prospective earnings opportunity. The sector and regional distribution of the Fund will reflect, therefore, where we are finding these investment opportunities.

   We welcome the opportunity to discuss the International Value Fund with you, and we thank you for confidence that you have placed in HGI and its investment process.

                                          For the International Value Fund Team
                                          Lauretta A. ("Retz") Reeves, CFA
                                          Chief Investment Officer
                                          Hansberger Global Investors, Inc.

                Change in value of a $10,000 Investment in the
             International Value Fund vs. MSCI ACWI ex U.S. Index
                                1/1/97-6/30/04

                                    [CHART]
              Hansberger
             International          MSCI ACWIxUS
              Value Fund               Index
           -------------------     --------------
12/96            $10,000              $10,000
 1/97             10,178                9,816
 2/97             10,366                9,996
 3/97             10,247                9,975
 4/97             10,326               10,059
 5/97             10,642               10,681
 6/97             11,087               11,270
 7/97             11,413               11,498
 8/97             10,889               10,594
 9/97             11,354               11,167
10/97             10,376               10,216
11/97              9,881               10,088
12/97              9,854               10,204
 1/98              9,924               10,510
 2/98             10,578               11,211
 3/98             11,112               11,598
 4/98             11,132               11,681
 5/98             10,669               11,469
 6/98             10,065               11,426
 7/98             10,113               11,535
 8/98              8,315                9,908
 9/98              8,002                9,699
10/98              8,871               10,715
11/98              9,214               11,291
12/98              9,170               11,680
 1/99              9,150               11,667
 2/99              8,833               11,406
 3/99              9,436               11,957
 4/99             10,663               12,555
 5/99             10,356               11,965
 6/99             11,041               12,515
 7/99             11,139               12,808
 8/99             11,118               12,853
 9/99             10,852               12,940
10/99             11,139               13,421
11/99             11,252               13,958
12/99             11,853               15,289
 1/00             11,337               14,460
 2/00             10,986               14,850
 3/00             11,719               15,409
 4/00             10,914               14,549
 5/00             10,738               14,177
 6/00             11,234               14,780
 7/00             10,972               14,197
 8/00             11,066               14,373
 9/00             10,630               13,575
10/00             10,184               13,144
11/00             10,008               12,554
12/00             10,609               12,983
 1/01             10,806               13,178
 2/01             10,131               12,134
 3/01              9,258               11,277
 4/01              9,975               12,044
 5/01              9,861               11,711
 6/01              9,560               11,262
 7/01              9,438               11,011
 8/01              9,271               10,738
 9/01              8,020                9,599
10/01              8,260                9,868
11/01              8,740               10,319
12/01              8,974               10,452
 1/02              8,754               10,004
 2/02              8,900               10,076
 3/02              9,372               10,624
 4/02              9,529               10,693
 5/02              9,739               10,809
 6/02              9,278               10,342
12/02              7,855                8,919
 6/03              8,590                9,909
12/03             11,162               12,612
 6/04             11,596               13,129



                                               Total Return
     ---------------------------------------------------------------------
     Time Period                International Value Fund MSCI ACWI ex U.S.
                                                         Index
     ---------------------------------------------------------------------
     Six Months                          3.89%                 4.10%
     ---------------------------------------------------------------------
     One Year                            35.00%                32.50%
     ---------------------------------------------------------------------
     Average Annual Three Year           6.65%                 5.25%
     ---------------------------------------------------------------------
     Average Annual Five Year            0.99%                 0.96%
     ---------------------------------------------------------------------
     Average Annual
     Since Inception (12/30/96)          2.00%                 3.70%
     ---------------------------------------------------------------------

                                 . . . .  International Value Fund
                                 ----  MSCI ACWI ex U.S. Index

The above graph compares the Fund's performance with the MSCI All Country World Index ex U.S. (the "Index"), a broad-based unmanaged index that represents the general performance of international equity markets. Total returns for the Fund and the Index include reinvestment of all dividends and capital gains. Dividends in the Index are reinvested gross of withholding taxes. The Index is float weighted. The Index does not include commissions or fees that an investor purchasing the securities in the Index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those comprising the Index are likely to be different, and any securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in an Index.

                          PORTFOLIO MANAGEMENT REVIEW

                             EMERGING MARKETS FUND

Market conditions during the six months ended June 30, 2004

   During the first half of 2004, emerging markets were volatile, rising during the first quarter and then declining over the second quarter to end the half slightly in negative territory. First quarter performance was driven primarily by what we believe were the lower quality stocks, strong momentum carried over from the fourth quarter of 2003 and renewed investor appetite for key markets such as Korea, Mexico and Russia. However, as we approached the second quarter, worries over the sustainability of the growth rate of the Chinese economy, as well as the potential for higher interest rates in the U.S. caused investors to sell down these markets.

   Asian markets underperformed the global emerging markets, as they could not escape the impact of the external factors and were adversely affected by the fear of higher interest rates in the United States as well as the impending slowdown in China. The worst performing large Asian markets in the first half of the year included India and Korea. India was buffeted by election uncertainties while Korea was hurt because it has become increasingly dependent on demand from China for its exports. On the other hand, the Philippines outperformed due to continued strong domestic consumption. In addition, the Hong Kong and Singapore markets performed well, particularly in the second quarter, showing important defensive characteristics.

   The Latin markets also underperformed the asset class. However, Mexico was an out-performer during the period. Cyclical and consumer stocks had a good first half in Mexico, benefiting from increased economic activity in the United States. In Brazil, the popularity of Brazilian President Lula has declined this year and with it, also the markets. Stubbornly high unemployment, high interest rates and lack of visible signs of economic growth have added to the worsening external conditions that have affected practically all economic sectors. The small illiquid markets in Latin America of Colombia and Venezuela have performed well, but these markets offer very few opportunities given higher political risks and lower liquidity conditions.

   Europe, Middle East and African (EMEA) markets clearly outperformed the asset class. All markets in the region, with the exception of Turkey had positive performance during the first half. Three key Eastern European countries became part of the European Union in May and benefited from a surge of investor interest in their markets. The Russian presidential elections resulted in a clear mandate for Putin, however the Yukos affair is weighing heavily on the market. South Africa enjoyed the benefits of strong commodity prices and a stronger currency and Israel benefited from increased domestic appetite for equities, as well as higher valuations for technology stocks in general. Turkey, as one of the most indebted countries, suffered the impact of increasing rates.

Fund performance for the six months ended June 30, 2004

   The Emerging Markets Fund (the "Fund") was down -2.20% while the MSCI Emerging Markets Free Index (the "MSCI EMF" or the "Index") was down -0.78% during the six months ended June 30, 2004.

   The Fund's return relative to the Index declined due to the weights of the Asian region and the Europe, Middle East, and Africa ("EMEA") region. The Fund was overweighted in the underperforming Emerging Asia region and underweight in the strong performing EMEA. The Fund's Asian holdings also underperformed the Index's holdings in that region.

   In terms of sectors, security selection within the Health Care, Consumer Staples and Consumer Discretionary sectors was negative. Conversely, positive stock selection in Information Technology sector and the Financials sector helped relative performance. When all attribution effects, selection, allocation, interaction and currency are taken into account, the Consumer Discretionary sector and the Consumer Staples sector had the largest negative impact. The Financials sector had the largest positive impact on relative performance from a sector perspective during the six month period.

Market Outlook

   Going forward, we believe that Asian markets may be oversold and offer attractive valuations at current levels. We believe China should be able to engineer a soft landing in the coming months, which may have a limited impact on its economy. We continue to see China as a key driver of demand for global goods. This would be very positive for the rest of Asia, in our opinion. Also, we believe the markets have discounted a very aggressive tightening by the U.S. Federal Reserve, which we do not see at this point in time. We continue to believe that the Asian markets may see strong relative and absolute performance for the balance of the year.

                                          For the Emerging Markets Fund Team
                                          Francisco J. Alzuru, CFA
                                          Managing Director
                                          Hansberger Global Investors, Inc.

                    Change in value of a $10,000 Investment
       in the Emerging Markets Fund vs. MSCI Emerging Markets Free Index
                                1/1/97-6/30/04


                                    [CHART]

            Hansberger Emerging        MSCI Emerging
               Markets Fund         Markets Free Index
            -------------------     ------------------
12/96            $10,000                 $10,000
 1/97             10,375                  10,682
 2/97             10,623                  11,140
 3/97             10,356                  10,847
 4/97             10,375                  10,866
 5/97             10,603                  11,177
 6/97             11,215                  11,775
 7/97             11,947                  11,951
 8/97             11,334                  10,430
 9/97             11,483                  10,719
10/97              9,753                   8,960
11/97              8,647                   8,633
12/97              8,489                   8,841
 1/98              7,720                   8,148
 2/98              8,579                   8,999
 3/98              8,759                   9,389
 4/98              8,679                   9,287
 5/98              7,570                   8,014
 6/98              6,671                   7,173
 7/98              6,701                   7,401
 8/98              4,754                   5,261
 9/98              4,934                   5,595
10/98              5,553                   6,184
11/98              6,152                   6,698
12/98              5,924                   6,601
 1/99              6,005                   6,495
 2/99              5,795                   6,558
 3/99              6,406                   7,422
 4/99              7,670                   8,340
 5/99              7,629                   8,292
 6/99              8,632                   9,233
 7/99              8,231                   8,982
 8/99              8,101                   9,064
 9/99              7,399                   8,757
10/99              7,690                   8,943
11/99              8,391                   9,745
12/99              9,825                  10,985
 1/00              9,474                  11,050
 2/00              9,454                  11,196
 3/00              9,855                  11,251
 4/00              8,863                  10,184
 5/00              8,331                   9,763
 6/00              8,792                  10,107
 7/00              8,612                   9,587
 8/00              8,832                   9,634
 9/00              7,800                   8,793
10/00              7,258                   8,156
11/00              6,637                   7,443
12/00              6,995                   7,622
 1/01              7,792                   8,672
 2/01              7,296                   7,993
 3/01              6,513                   7,208
 4/01              6,955                   7,564
 5/01              7,236                   7,654
 6/01              7,005                   7,497
 7/01              6,584                   7,023
 8/01              6,543                   6,954
 9/01              5,781                   5,878
10/01              6,142                   6,243
11/01              6,754                   6,894
12/01              7,039                   7,442
 1/02              7,475                   7,694
 2/02              7,495                   7,820
 3/02              7,941                   8,290
 4/02              8,134                   8,344
 5/02              8,063                   8,211
 6/02              7,536                   7,595
12/02              6,936                   6,995
 6/03              8,048                   8,124
12/03             10,724                  10,932
 6/04             10,477                  10,847



                                                   Total Return
   --------------------------------------------------------------------------
   Time Period                       Emerging Markets Fund MSCI Emerging
                                                           Markets Free Index
   --------------------------------------------------------------------------
   Six Months                                (2.20)%             (0.78)%
   --------------------------------------------------------------------------
   One Year                                  30.32%              33.51%
   --------------------------------------------------------------------------
   Average Annual Three Year                 14.40%              13.10%
   --------------------------------------------------------------------------
   Average Annual Five Year                   3.97%               3.27%
   --------------------------------------------------------------------------
   Average
   Annual Since Inception (12/30/96)          0.64%               1.09%
   --------------------------------------------------------------------------

                                 . . . .  Emerging Markets Fund
                                 ----  MSCI EMF Index

The above graph compares the Fund's performance with the MSCI Emerging Markets Free Index (the "Index"), a broad-based unmanaged index that represents the general performance of equity securities in developing markets. Total returns for the Fund and the Index include reinvestment of all dividends and capital gains. Dividends in the indices are reinvested gross of withholding taxes. The Index is float weighted. The Index does not include commissions or fees that an investor purchasing the securities in the Index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those comprising the Index are likely to be different, and any securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

                          PORTFOLIO MANAGEMENT REVIEW

                           INTERNATIONAL GROWTH FUND

Market conditions during the six months ended June 30, 2004

   International equity markets rose modestly over the first half of 2004. During this period we noted that, in general, value-style stocks outperformed growth-style stocks, smaller-capitalization stocks outperformed larger-capitalization issues and low quality stocks performed better than high quality companies.

   Japan was the fastest rising major region during the first half of 2004. Europe performed close to inline with the broader international index while Pacific ex Japan lagged. Emerging Markets were quite mixed over this period. European Emerging Markets did well but some Asian markets such as India, China, and Thailand declined. Brazil also declined during the period. Towards the end of the first half, Korea and Taiwan joined in this descent.

Fund performance for the six months ended June 30, 2004

   The International Growth Fund's (the "Fund's") total return for the first six months of 2004 was 0.11% versus the MSCI ACWI ex U.S. Index's (the "Index") 4.10% return.

   During the period, the Fund's investments in Japan and Europe had the largest negative impact on the Fund's relative performance. This was primarily due to stock selection in those regions. On the contrary however, stock selection was the primary reason for a positive impact on the Fund's relative performance from its Emerging Markets holdings during the six month period.

   From a sector perspective, the Fund's performance relative to the Index was negatively impacted by the Industrials sector and the Information Technology sector. However, stock selection in the Health Care sector benefited the Fund's relative return.

Market outlook

   In our view, one of the most significant recent changes in macro-economic conditions is that inflation has returned. After an extended period of worrying about deflation, policy-makers are now confronted with a shift in the scenario. High energy costs, re-synchronizing demand and creeping capacity utilization have turned back the forces of deflation. While we feel that a return to 1970's style hyper-inflation is not likely, we believe that a significant increase in interest rates may be required just to get back to neutral; that is, in excess of inflation.

   We think of capital as a global commodity whose price is set in the U.S. Like it or not, the pressure on global interest rates is likely for them to be going up - even if that progression is contrary to what may be appropriate for the local business cycle. The choice for the European Central Bank ("ECB") is whether to acquiesce or to resist and not follow other developed regions in raising rates. Failure to do so might trigger a decline in the Euro. If this were to occur, it would be one of the few remaining scenarios where an independent economic boost can be injected.

   Aside from a deliberate devaluation, though, the developed world has almost exhausted the traditional economic stimuli available to policy-makers. Monetary policy is transitioning to a tightening phase (U.K., four increases; U.S., two increases through August 10, 2004; Japan, bond yields rising) and fiscal policy is spent. No new major tax cuts are envisioned and deficits have breached prudent limits of 3% of GDP in many countries.

   These factors may point to a scenario where growth could be hard to achieve. One way for companies to grow revenues without the benefit of a large increase in aggregate demand, however, is through product innovation. Porsche, Nobel Biocare, Denso, Sharp and Samsung Electronics are all examples of companies owned by the Fund that are accelerating their own growth through significant product introductions. It is this ability of high-quality, competitive companies to self-generate their own opportunities for profit growth that we are currently emphasizing within the Fund. We believe that this is the best position from which to counter the prevailing headwinds of out-performance currently coming from low-quality, small-capitalization and value style stocks that we confronted during the first half of 2004.

                                          For the International Growth Fund Team
                                          Thomas R. Tibbles, CFA
                                          Managing Director
                                          Hansberger Global Investors, Inc.

 Change in value of a $10,000 Investment in the International Growth Fund vs.
                    MSCI ACWI ex U.S. Index 6/23/03-6/30/04

                                    [CHART]

             Hansberger International    MSCI ACWIxUS
                  Growth Fund               Index
             ------------------------    ------------
 6/03               $10,000                $10,000
 7/03                10,442                 10,110
 8/03                10,864                 10,911
 9/03                10,944                 10,703
10/03                11,677                 11,397
11/03                11,777                 11,645
12/03                12,528                 12,535
 6/04                12,542                 13,049


     ----------------------------------------------------------------------

                                               Total Return
     ----------------------------------------------------------------------
     Time Period                International Growth Fund MSCI ACWI ex U.S.
                                                          Index
     ----------------------------------------------------------------------
     Six Months                           0.11%                 4.10%
     ----------------------------------------------------------------------
     One Year                            25.92%                32.50%
     ----------------------------------------------------------------------
     Average Annual
     Since Inception (6/23/03)           24.66%                 3.70%
     ----------------------------------------------------------------------

                                 . . . .  International Growth Fund
                                 ----  MSCI ACWI ex U.S. Index

The above graph compares the Fund's performance with the MSCI All Country World Index ex U.S. (the "Index"), a broad-based unmanaged index that represents the general performance of international equity markets. Total returns for the Fund and the Index include reinvestment of all dividends and capital gains. Dividends in the Index are reinvested gross of withholding taxes. The Index is float weighted. The Index does not include commissions or fees that an investor purchasing the securities in the Index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those comprising the Index are likely to be different, and any securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

  International Value Fund

  Portfolio of Investments
  June 30, 2004 (Unaudited)


                                      Value
 Shares                             (Note A1)
-----------------------------------------------
          Common Stocks - 98.5%
          Brazil - 1.0%
  105,962   Petroleo Brasileiro
             S.A. ADR............ $   2,974,353
                                  -------------
          China - 1.9%
  910,615   China Mobile (Hong
             Kong) Ltd...........     2,755,265
7,532,624   Denway Motors Ltd....     2,728,232
                                  -------------
                                      5,483,497
                                  -------------
          Denmark - 1.0%
  111,643   Group 4 Flack A/S....     2,869,084
                                  -------------
          Finland - 2.4%
  138,026   TietoEnator Oyj......     4,189,837
  152,687   UPM-Kymmene Oyj......     2,905,391
                                  -------------
                                      7,095,228
                                  -------------
          France - 14.4%
   41,881   Aventis S.A..........     3,161,728
  202,249   Axa..................     4,453,800
   61,482   BNP Paribas..........     3,781,245
   59,000   Carrefour S.A........     2,862,680
  167,947   European Aeronautic
             Defense & Space Co..     4,675,133
   48,962   Groupe Danone........     4,271,142
   32,814   Lafarge S.A..........     2,926,367
   62,942   Schneider Electric
             S.A.................     4,296,048
   37,177   Societe Generale,
             Class A.............     3,159,413
  115,579   Suez S.A.............     2,405,995
   30,822   Total S.A............     5,876,186
                                  -------------
                                     41,869,737
                                  -------------
          Germany - 10.9%
   25,112   Adidas-Salomon AG....     2,998,119
   47,598   BASF AG..............     2,547,466
   85,420   Celesio AG...........     5,102,779
   31,640   Deutsche Bank AG
             (Registered)........     2,485,995
   66,095   E. on AG.............     4,768,579
   43,700   Fresenius Medical
             Care AG.............     3,242,692
   75,781   Linde AG.............     4,171,081
   57,000   Schering AG..........     3,358,575
  102,567   Volkswagen AG PFD....     2,964,966
                                  -------------
                                     31,640,252
                                  -------------
          Hong Kong - 5.0%
  355,575   HSBC Holdings plc....     5,356,556

                                       Value
 Shares                              (Note A1)
------------------------------------------------
          Hong Kong (continued)
  457,654   Hutchison Whampoa
             Ltd.................. $   3,124,449
3,600,000   Johnson Electric
             Holdings Ltd.........     3,669,325
  391,356   Wing Hang Bank
             Ltd..................     2,323,108
                                   -------------
                                      14,473,438
                                   -------------
          Italy - 4.0%
  315,591   Ente Nazionale
             Idrocarburi S.p.A....     6,266,290
  164,210   Luxottica Group
             S.p.A. ADR...........     2,775,149
  281,005   Saipem S.p.A..........     2,557,298
                                   -------------
                                      11,598,737
                                   -------------
          Japan - 14.6%
  434,000   Asahi Glass Co., Ltd..     4,514,411
  102,000   Canon, Inc............     5,375,063
  117,000   Kao Corp..............     2,820,052
1,313,000   Mazda Motor Corp......     4,620,740
  578,000   NEC Corp..............     4,068,222
   21,200   Rohm Co., Ltd.........     2,537,433
  114,500   Sony Corp.............     4,312,835
  865,000   Sumitomo Trust &
             Banking Co., Ltd.....     6,159,602
   67,500   Takeda Pharmaceutical
             Co., Ltd.............     2,963,158
  232,000   Tostem Corp...........     5,007,194
                                   -------------
                                      42,378,710
                                   -------------
          Korea - 7.1%
  136,734   Kookmin Bank (a)......     4,248,161
  145,000   LG Chem Ltd...........     4,906,534
   12,900   Samsung Electronics
             Co., Ltd.............     5,325,227
   13,400   Shinsegae Co., Ltd....     3,223,886
  139,100   SK Telecom Co., Ltd.
             ADR..................     2,919,709
                                   -------------
                                      20,623,517
                                   -------------
          Mexico - 1.7%
   98,084   Cemex S.A. de C.V.
             ADR..................     2,854,245
   63,790   Telefonos de Mexico
             S.A., Class L ADR....     2,122,293
                                   -------------
                                       4,976,538
                                   -------------
          Netherlands - 5.6%
  147,727   ABN AMRO Holding
             N.V..................     3,231,583
   88,270   Akzo Nobel N.V........     3,246,512

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  June 30, 2004 (Unaudited)



                                        Value
 Shares                               (Note A1)
-------------------------------------------------
          Common Stocks (continued)
          Netherlands (continued)
  188,183   ING Groep N.V.......... $   4,441,685
  103,167   Koninklijke (Royal)
             Philips Electronics
             N.V...................     2,777,716
   89,775   VNU N.V................     2,607,195
                                    -------------
                                       16,304,691
                                    -------------
          Singapore - 2.3%
  480,000   DBS Group Holdings
             Ltd...................     4,012,889
  417,000   Singapore Airlines
             Ltd...................     2,711,486
                                    -------------
                                        6,724,375
                                    -------------
          Spain - 0.9%
  250,334   Telefonica Moviles
             S.A...................     2,613,201
                                    -------------
          Switzerland - 5.0%
  466,000   ABB Ltd. (a)...........     2,548,786
   21,722   Nestle S.A.
             (Registered)..........     5,792,996
   73,257   Novartis AG
             (Registered)..........     3,231,755
    9,257   Swisscom AG
             (Registered)..........     3,060,043
                                    -------------
                                       14,633,580
                                    -------------
          Taiwan - 0.7%
1,402,520   Taiwan Semiconductor
             Manufacturing Co.,
             Ltd...................     2,017,894
                                    -------------
          United Kingdom - 20.0%
  497,218   Amvescap plc...........     3,390,411
  300,132   Barclays plc...........     2,556,799
  443,596   Compass Group plc......     2,707,012
  290,037   GlaxoSmithKline plc....     5,869,959
  247,890   GUS plc................     3,800,932
  305,990   HBOS plc...............     3,787,280
  704,086   Kesa Electricals plc...     3,693,317
  631,183   Kingfisher plc.........     3,276,561
  377,314   Lloyds TSB Group
             plc...................     2,954,287
1,389,897   Old Mutual plc.........     2,640,305
  870,969   Rolls-Royce Group
             plc...................     3,976,396
  104,915   Royal Bank of Scotland
             Group plc.............     3,021,382
1,540,725   Signet Group plc.......     3,199,249

                                      Value
  Shares                            (Note A1)
-----------------------------------------------
           United Kingdom (continued)
   178,118   Standard Chartered
              plc................ $   2,900,692
   642,554   Tesco plc...........     3,102,535
   396,552   Unilever plc........     3,890,585
 1,660,187   Vodafone Group
              plc................     3,635,479
                                  -------------
                                     58,403,181
                                  -------------
           Total -- Common Stocks
             (Cost $242,214,673).   286,680,013
                                  -------------

   Face
  Amount
-----------
           U.S. Government Obligation - 1.3%
           U.S. Treasury Bill - 1.3%
$3,860,000   9/16/04, 1.21%
              (Cost $3,849,795)..     3,849,678
                                  -------------
           TOTAL INVESTMENTS -- 99.8%
             (Cost $246,064,468).   290,529,691
           Other Assets and
            Liabilities
            (Net) -- 0.2%........       679,149
                                  -------------
           NET ASSETS -- 100.0%.. $ 291,208,840
                                  =============

(a)Non-income producing securities.
ADRAmerican Depositary Receipt
PFDPreferred

                            Sector Diversification

                                              % of
                                              Net      Market
                                             Assets    Value
                ------------------------------------------------
                Financials..................  22.3  $ 64,905,192
                Consumer Discretionary......  15.7    45,685,909
                Industrials.................  12.8    37,392,313
                Health Care.................   9.2    26,930,646
                Materials...................   8.1    23,557,595
                Information Technology......   8.1    23,513,676
                Consumer Staples............   7.8    22,739,991
                Energy......................   6.1    17,674,127
                Telecommunication
                 Services...................   5.9    17,105,990
                Utilities...................   2.5     7,174,574
                Government Obligation.......   1.3     3,849,678
                                             -----  ------------
                  Total Investments.........  99.8   290,529,691
                Other Assets and Liabilities
                 (Net)......................   0.2       679,149
                                             -----  ------------
                  Net Assets................ 100.0  $291,208,840
                                             =====  ============

The accompanying notes are an integral part of the financial statements.

  Emerging Markets Fund

  Portfolio of Investments
  June 30, 2004 (Unaudited)


                                           Value
  Shares                                 (Note A1)
----------------------------------------------------
           Common Stocks - 96.3%
           Argentina - 1.6%
   233,646   Tenaris S.A. ADR......... $   7,651,907
                                       -------------
           Brazil - 9.2%
   252,900   Companhia Vale do
              Rio Doce S.A.
              ADR.....................     9,888,390
   309,958   Empresa Brasileira de
              Aeronautica S.A.
              ADR.....................     8,861,699
   538,300   Petroleo Brasileiro S.A.
              ADR.....................    15,110,081
 1,138,000   Telesp Celular
              Participacoes S.A.
              ADR (a).................     8,967,440
                                       -------------
                                          42,827,610
                                       -------------
           Chile - 1.0%
   757,000   Enersis S.A. ADR.........     4,511,720
                                       -------------
           China - 5.4%
 3,236,000   China Mobile (Hong
              Kong) Ltd...............     9,791,225
10,391,000   Datang International
              Power Generation
              Co., Ltd., Class H......     8,059,893
17,860,000   Denway Motors Ltd........     6,468,692
   587,000   Ping An Insurance
              Group Co. of China
              Ltd., Class H (a).......       797,738
                                       -------------
                                          25,117,548
                                       -------------
           Croatia - 1.0%
   306,000   Pliva d.d. GDR (b).......     4,528,800
                                       -------------
           Hong Kong - 7.9%
   590,976   HSBC Holdings plc........     8,902,751
 2,056,700   Hutchison Whampoa
              Ltd.....................    14,041,293
13,192,000   Johnson Electric
              Holdings Ltd............    13,446,037
                                       -------------
                                          36,390,081
                                       -------------
           Hungary - 4.1%
    74,000   Gedeon Richter Rt........     7,431,618
   271,000   Matav Magyar
              Tavkozlesi Rt.
              ADR.....................     5,504,010
   291,000   OTP Bank Rt..............     5,943,694
                                       -------------
                                          18,879,322
                                       -------------

                                        Value
  Shares                              (Note A1)
-------------------------------------------------
           India - 6.3%
   473,000   Dr. Reddy's
              Laboratories Ltd..... $   7,565,942
 1,237,000   Gujarat Ambuja
              Cements Ltd..........     7,653,391
 1,673,000   Hindustan Lever
              Ltd..................     4,632,363
 3,353,000   Zee Telefilms Ltd.....     9,196,592
                                    -------------
                                       29,048,288
                                    -------------
           Indonesia - 1.0%
10,581,000   Indonesian Satelite
              Corp. TbK PT.........     4,529,489
                                    -------------
           Korea - 20.2%
   218,000   Hyundai Motor Co.,
              Ltd..................     8,386,067
   336,206   Kookmin Bank ADR
              (a)..................    10,550,144
   318,000   LG Chem Ltd...........    10,760,537
    50,042   Samsung Electronics
              Co., Ltd.............    20,657,753
   188,600   Samsung Fire &
              Marine Insurance
              Co., Ltd.............    12,061,913
    66,000   Shinsegae Co., Ltd....    15,878,840
   723,000   SK Telecom Co., Ltd.
              ADR..................    15,175,770
                                    -------------
                                       93,471,024
                                    -------------
           Malaysia - 1.5%
 1,995,000   Maxis
              Communications
              Bhd..................     4,620,000
 3,531,600   Road Builder (M)
              Holdings Bhd.........     2,518,588
                                    -------------
                                        7,138,588
                                    -------------
           Mexico - 10.5%
   271,000   America Movil S.A. de
              C.V. ADR.............     9,856,271
   455,844   Cemex S.A. de C.V.
              ADR..................    13,265,060
   200,000   Coca-Cola Femsa S.A.
              de CV ADR............     4,438,000
 2,413,000   Grupo Financiero
              Banorte S.A. de
              C.V..................     8,534,316
 1,925,000   Kimberly-Clark de
              Mexico S.A. de
              C.V., Class A........     5,241,048

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  June 30, 2004 (Unaudited)


                                           Value
   Shares                                (Note A1)
----------------------------------------------------
              Common Stocks (continued)
              Mexico (continued)
      211,400   Telefonos de Mexico
                 S.A., Class L ADR.... $   7,033,278
                                       -------------
                                          48,367,973
                                       -------------
              Russia - 4.8%
       77,000   GMK Norilsk Nickel
                 ADR..................     4,273,500
       90,500   LUKOIL ADR............     9,520,600
      381,700   Wimm-Bill-Dann Foods
                 OJSC ADR (a).........     5,324,715
       98,600   YUKOS ADR.............     3,135,480
                                       -------------
                                          22,254,295
                                       -------------
              Singapore - 4.4%
    1,685,480   DBS Group Holdings
                 Ltd..................    14,090,924
      944,000   Singapore Airlines
                 Ltd..................     6,138,233
                                       -------------
                                          20,229,157
                                       -------------
              South Africa - 6.3%
      538,375   Nedcor Ltd............     5,347,135
    5,862,000   Old Mutual plc........    11,135,695
    1,857,000   Standard Bank Group.,
                 Ltd..................    12,853,797
                                       -------------
                                          29,336,627
                                       -------------
              Taiwan - 8.3%
    3,924,000   Asustek Computer,
                 Inc..................     8,923,484
   11,896,769   Chinatrust Financial
                 Holding Co., Ltd.....    13,261,856
    3,631,515   President Chain Store
                 Corp.................     6,854,970
    6,569,681   Taiwan
                 Semiconductor
                 Manufacturing Co.,
                 Ltd..................     9,452,217
                                       -------------
                                          38,492,527
                                       -------------
              Thailand - 1.0%
    2,059,500   Advanced Info Service
                 Public Co., Ltd......     4,483,198
                                       -------------
              Turkey - 1.8%
2,780,288,400   Haci Omer Sabanci
                 Holding A.S..........     8,243,443
                                       -------------
              Total -- Common Stocks
                (Cost $357,990,755)...   445,501,597
                                       -------------

   Face                                     Value
  Amount                                  (Note A1)
-----------------------------------------------------
            Fixed Income Securities - 0.0%
            Debentures - 0.0%
$ 1,890,000   Hindustan Lever Ltd.
               9.00%, 1/12/05
               (Cost $259,830).......... $    251,178
                                         ------------
            U.S. Government Obligations - 3.3%
            U.S. Treasury Bill - 3.3%
 15,153,000   9/16/04, 1.21%
               (Cost $15,113,024).......   15,112,481
                                         ------------
            TOTAL INVESTMENTS -- 99.6%
              (Cost $373,363,609).......  460,865,256
            Other Assets and Liabilities
             (Net) -- 0.4%..............    1,774,979
                                         ------------
            NET ASSETS -- 100%.......... $462,640,235
                                         ============

(a)Non-income producing securities.
(b)144A Security - Certain conditions for public sale may exist. At June 30, 2004, the value of this security is $4,528,800 or 0.98% of net assets.
ADRAmerican Depositary Receipt
GDRGlobal Depositary Receipt

                            Sector Diversification

                                              % of
                                              Net      Market
                                             Assets    Value
                ------------------------------------------------
                Financials..................  24.2  $111,723,406
                Telecommunication
                 Services...................  15.1    69,960,680
                Materials...................   9.9    45,840,878
                Industrials.................   9.7    45,005,851
                Consumer Discretionary......   8.6    39,930,190
                Information Technology......   8.4    39,033,454
                Energy......................   7.7    35,418,068
                Consumer Staples............   5.8    26,742,274
                Health Care.................   4.2    19,526,361
                Government Obligation.......   3.3    15,112,481
                Utilities...................   2.7    12,571,613
                                             -----  ------------
                  Total Investments.........  99.6   460,865,256
                Other Assets and Liabilities
                 (Net)......................   0.4     1,774,979
                                             -----  ------------
                  Net Assets................ 100.0  $462,640,235
                                             =====  ============

The accompanying notes are an integral part of the financial statements.

  International Growth Fund

  Portfolio of Investments
  June 30, 2004 (Unaudited)


                                          Value
Shares                                  (Note A1)
---------------------------------------------------
        Common Stocks - 99.0%
        Australia - 1.0%
  8,200   News Corp., Ltd. ADR........ $    290,444
                                       ------------
        Canada - 3.9%
 16,800   Manulife Financial
           Corp.......................      680,400
 17,200   Suncor Energy, Inc..........      440,492
                                       ------------
                                          1,120,892
                                       ------------
        China - 2.3%
 25,700   China Mobile (Hong
           Kong) Ltd. ADR.............      389,612
  7,600   Huaneng Power
           International, Inc.
           ADR........................      275,120
                                       ------------
                                            664,732
                                       ------------
        Denmark - 2.2%
 42,100   Vestas Wind Systems
           A/S (a)....................      618,484
                                       ------------
        Finland - 1.1%
 20,800   Nokia Oyj ADR...............      302,432
                                       ------------
        France - 14.6%
 25,300   Axa ADR.....................      560,142
 16,200   Bouygues S.A................      542,412
  7,300   Cie Generale D' Optique
           Essilor International S.A..      476,495
  5,400   L'Oreal S.A.................      431,315
  7,000   Societe Generale, Class A...      594,881
 18,100   STMicroelectronics N.V.
           (N.Y. Shares)..............      398,381
 16,400   Thomson.....................      323,439
  8,800   Total S.A. ADR..............      845,504
                                       ------------
                                          4,172,569
                                       ------------
        Germany - 7.5%
 13,100   Deutsche Boerse AG..........      665,735
    558   Porsche AG PFD..............      373,424
 10,500   SAP AG ADR..................      439,005
  9,200   Siemens AG
           (Registered)...............      661,629
                                       ------------
                                          2,139,793
                                       ------------
        Hong Kong - 5.3%
188,500   Esprit Holdings Ltd.........      843,438
365,500   Johnson Electric Holdings
           Ltd........................      372,538
302,802   Shangri-La Asia Ltd.........      295,046
                                       ------------
                                          1,511,022
                                       ------------

                                          Value
Shares                                  (Note A1)
---------------------------------------------------
        Hungary - 1.2%
  8,200   OTP Bank Ltd. ADR (b)....... $    338,660
                                       ------------
        India - 1.2%
  3,600   Infosys Technologies Ltd.
           ADR........................      333,972
                                       ------------
        Ireland - 1.3%
 27,200   Bank of Ireland.............      363,360
                                       ------------
        Israel - 1.3%
  5,600   Teva Pharmaceutical
           Industries Ltd. ADR........      376,824
                                       ------------
        Italy - 2.2%
126,000   UniCredito Italiano S.p.A...      622,390
                                       ------------
        Japan - 20.3%
  8,000   Canon, Inc..................      421,573
 12,300   Denso Corp..................      286,322
  4,900   Fanuc Ltd...................      292,343
 12,800   Fujisawa Pharmaceutical
           Co., Ltd...................      303,240
  6,600   Honda Motor Co., Ltd........      318,160
  3,300   Nidec Corp..................      338,120
 11,800   Nitto Denko Corp............      603,437
    278   NTT DoCoMo, Inc.............      496,815
  2,700   Orix Corp...................      309,307
  2,200   Rohm Co., Ltd...............      263,318
 10,000   Seven-Eleven Japan Co.,
           Ltd........................      326,261
 38,000   Sharp Corp..................      607,011
 23,000   Shiseido Co., Ltd...........      289,832
  4,700   SMC Corp....................      508,271
     63   Sumitomo Mitsui Financial
           Group, Inc.................      431,875
                                       ------------
                                          5,795,885
                                       ------------
        Korea - 2.9%
 13,600   Kookmin Bank ADR (a)........      426,768
  1,900   Samsung Electronics Co.,
           Ltd. GDR (b)...............      392,168
                                       ------------
                                            818,936
                                       ------------
        Netherlands - 2.6%
 16,500   Koninklijke (Royal) Philips
           Electronics N.V.
           (N.Y. Shares)..............      448,800
  4,400   Unilever N.V.
           (N.Y. Shares)..............      301,444
                                       ------------
                                            750,244
                                       ------------

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  June 30, 2004 (Unaudited)


                                      Value
Shares                              (Note A1)
-----------------------------------------------
       Common Stocks (continued)
       Spain - 2.8%
22,100   Banco Bilbao Vizcaya
          Argentaria, S.A......... $    295,230
33,700   Telefonica S.A...........      498,163
                                   ------------
                                        793,393
                                   ------------
       Switzerland - 5.0%
 3,000   Nobel Biocare Holding
          AG......................      469,498
10,300   Novartis AG (Registered).      454,388
 7,000   UBS AG (Registered)......      493,253
                                   ------------
                                      1,417,139
                                   ------------
       Taiwan - 1.2%
41,527   Taiwan Semiconductor
          Manufacturing Co., Ltd.
          ADR.....................      345,089
                                   ------------
       United Kingdom - 19.1%
 9,200   AstraZeneca plc ADR......      419,889
47,198   Barclays plc.............      402,076
34,300   BHP Billiton plc.........      297,642
 8,600   BP plc ADR...............      460,702
54,000   British Sky Broadcasting
          plc.....................      609,118
17,961   Reckitt Benckiser plc....      508,453
17,382   Royal Bank of Scotland
          Group plc...............      500,573
39,500   Smith & Nephew plc.......      425,143
23,000   Standard Chartered plc...      374,560
98,632   Tesco plc................      476,239
28,500   Vodafone Group plc
          ADR.....................      629,850
 6,400   WPP Group plc ADR........      327,872
                                   ------------
                                      5,432,117
                                   ------------
       Total -- Common Stocks
         (Cost $27,882,667).......   28,208,377
                                   ------------

  Face                                   Value
 Amount                                (Note A1)
-------------------------------------------------
         U.S. Government Obligation - 2.0%
         U.S. Treasury Bill - 2.0%
$577,000   9/16/04, 1.21%
            (Cost $575,471).......... $   575,457
                                      -----------
         TOTAL INVESTMENTS -- 101.0%
           (Cost $28,458,138)........  28,783,834
         Other Assets and Liabilities
          (Net) -- (1.0%)............   (287,339)
                                      -----------
         NET ASSETS -- 100.0%........ $28,496,495
                                      ===========

(a)Non-income producing securities.
(b)144A Security - Certain conditions for public sale may exist. At June 30, 2004, the value of these securities was $730,828 or 2.56% of net assets.
ADRAmerican Depositary Receipt
GDRGlobal Depositary Receipt
PFDPreferred

                            Sector Diversification

                                              % of
                                              Net      Market
                                             Assets    Value
                ------------------------------------------------
                Financials..................  24.8  $ 7,059,209
                Consumer Discretionary......  16.6    4,723,073
                Information Technology......  11.3    3,234,060
                Health Care.................  10.3    2,925,476
                Telecommunication Services..   9.0    2,556,853
                Industrials.................   8.6    2,453,266
                Consumer Staples............   8.2    2,333,544
                Energy......................   6.1    1,746,698
                Materials...................   3.1      901,078
                U.S. Government Obligation..   2.0      575,457
                Utilities...................   1.0      275,120
                                             -----  -----------
                  Total Investments......... 101.0   28,783,834
                Other Assets and Liabilities
                 (Net)......................  (1.0)    (287,339)
                                             -----  -----------
                  Net Assets................ 100.0  $28,496,495
                                             =====  ===========

The accompanying notes are an integral part of the financial statements.

  Statements of Assets and Liabilities

  June 30, 2004 (Unaudited)

                                                                                  International   Emerging    International
                                                                                      Value       Markets        Growth
                                                                                      Fund          Fund          Fund
                                                                                  ------------- ------------  -------------
ASSETS:
Investments, at Cost -- see accompanying portfolios.............................. $246,064,468  $373,363,609   $28,458,138
Foreign Currency, at Cost........................................................       23,606     1,817,104         1,663
                                                                                  ------------  ------------   -----------
                                                                                   246,088,074   375,180,713    28,459,801
                                                                                  ============  ============   ===========
Investments, at Value (Note A1).................................................. $290,529,691  $460,865,256   $28,783,834
Foreign Currency, at Value.......................................................       23,606     1,818,092         1,663
Cash.............................................................................       10,803     2,103,224         8,026
Investment Securities Sold.......................................................      110,530     2,648,393       285,945
Receivable for Fund Shares Sold..................................................           --        13,013            --
Dividends Receivable.............................................................      501,797     1,143,151        27,652
Interest Receivable..............................................................           --         3,136            --
Foreign Withholding Tax Reclaim Receivable.......................................      297,521        19,270         9,672
Other Assets.....................................................................          359        34,104           367
                                                                                  ------------  ------------   -----------
  Total Assets...................................................................  291,474,307   468,647,639    29,117,159
                                                                                  ------------  ------------   -----------
LIABILITIES:
Investment Securities Purchased..................................................           --     3,894,265       572,850
Payable for Fund Shares Redeemed.................................................           --     1,301,258            --
Investment Advisory Fees Payable (Note B)........................................      174,498       350,839         6,845
Administration Fees Payable......................................................       27,483        44,860         2,466
Custodian Fees Payable...........................................................       23,875        88,737         4,647
Professional Fees Payable........................................................       35,511        41,295        29,904
Trustees' Fees Payable...........................................................        3,744         3,719         3,952
Deferred Country Tax Payable.....................................................           --       282,431            --
Accrued Expenses and Other Liabilities...........................................          356            --            --
                                                                                  ------------  ------------   -----------
  Total Liabilities..............................................................      265,467     6,007,404       620,664
                                                                                  ------------  ------------   -----------
Net Assets....................................................................... $291,208,840  $462,640,235   $28,496,495
                                                                                  ============  ============   ===========
NET ASSETS CONSIST OF:
Paid-in Capital.................................................................. $280,622,203  $323,144,225   $27,581,414
Undistributed Net Investment Income..............................................    3,241,506     3,496,311       125,672
Accumulated Net Realized Gain (Loss).............................................  (37,151,140)   48,784,857       464,360
Unrealized Appreciation of Investments and Foreign Currency Translations.........   44,496,271    87,497,273       325,049
Unrealized Depreciation due to Foreign Capital Gains Tax.........................           --      (282,431)           --
                                                                                  ------------  ------------   -----------
Net Assets....................................................................... $291,208,840  $462,640,235   $28,496,495
                                                                                  ============  ============   ===========
Shares of Beneficial Interest Outstanding (unlimited authorization, no par value)   27,273,675    45,512,349     2,293,847
                                                                                  ============  ============   ===========
Net Asset Value Per Share........................................................ $      10.68  $      10.17   $     12.42
                                                                                  ============  ============   ===========

The accompanying notes are an integral part of the financial statements.

  Statements of Operations

  Six Months Ended June 30, 2004 (Unaudited)

                                                                                           International   Emerging
                                                                                               Value       Markets
                                                                                               Fund          Fund
                                                                                           ------------- ------------
Investment Income:
Dividends.................................................................................  $ 5,194,804  $  7,050,247
Interest..................................................................................       28,802        43,846
  Less: Foreign Taxes Withheld............................................................     (560,664)     (370,998)
                                                                                            -----------  ------------
  Total Income............................................................................    4,662,942     6,723,095
                                                                                            -----------  ------------
Expenses:
Investment Advisory Fees (Note B).........................................................    1,038,667     2,578,506
Administration Fees.......................................................................      153,733       285,866
Custodian Fees............................................................................      150,380       496,277
Professional Fees.........................................................................       38,791        48,722
Registration and Filing Fees..............................................................        7,860        11,532
Trustees' Fees and Expenses (Note E)......................................................       10,817        12,033
Shareholder Reports.......................................................................        5,818        11,754
Miscellaneous Expenses....................................................................        6,220        11,955
                                                                                            -----------  ------------
Total Expenses............................................................................    1,412,286     3,456,645
Investment Advisory Fees Waived...........................................................      (27,297)     (234,050)
                                                                                            -----------  ------------
Net Expenses..............................................................................    1,384,989     3,222,595
                                                                                            -----------  ------------
Net Investment Income.....................................................................    3,277,953     3,500,500
                                                                                            -----------  ------------
Net Realized Gain (Loss):
Security Transactions (net of India capital gains tax of $4,993 for Emerging Markets Fund)    6,651,627    54,959,839
Foreign Currency Transactions.............................................................     (120,520)      112,997
                                                                                            -----------  ------------
Net Realized Gain.........................................................................    6,531,107    55,072,836
                                                                                            -----------  ------------
Net Unrealized Appreciation (Depreciation) on:
Investments...............................................................................      230,163   (68,014,748)
Translation of Other Assets and Liabilities Denominated in Foreign Currency...............      (15,633)       (8,340)
Foreign Capital Gains Tax.................................................................           --     1,394,020
                                                                                            -----------  ------------
  Net Unrealized Appreciation (Depreciation) during the period............................      214,530   (66,629,068)
                                                                                            -----------  ------------
Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation).......................    6,745,637   (11,556,232)
                                                                                            -----------  ------------
Net Increase (Decrease) in Net Assets Resulting from Operations...........................  $10,023,590  $ (8,055,732)
                                                                                            ===========  ============

                                                                                           International
                                                                                              Growth
                                                                                               Fund
                                                                                           -------------
Investment Income:
Dividends.................................................................................  $   231,048
Interest..................................................................................        6,188
  Less: Foreign Taxes Withheld............................................................      (18,380)
                                                                                            -----------
  Total Income............................................................................      218,856
                                                                                            -----------
Expenses:
Investment Advisory Fees (Note B).........................................................       69,854
Administration Fees.......................................................................        9,968
Custodian Fees............................................................................       21,255
Professional Fees.........................................................................       27,254
Registration and Filing Fees..............................................................       20,784
Trustees' Fees and Expenses (Note E)......................................................       10,040
Shareholder Reports.......................................................................           --
Miscellaneous Expenses....................................................................          164
                                                                                            -----------
Total Expenses............................................................................      159,319
Investment Advisory Fees Waived...........................................................      (66,135)
                                                                                            -----------
Net Expenses..............................................................................       93,184
                                                                                            -----------
Net Investment Income.....................................................................      125,672
                                                                                            -----------
Net Realized Gain (Loss):
Security Transactions (net of India capital gains tax of $4,993 for Emerging Markets Fund)      551,603
Foreign Currency Transactions.............................................................      (87,126)
                                                                                            -----------
Net Realized Gain.........................................................................      464,477
                                                                                            -----------
Net Unrealized Appreciation (Depreciation) on:
Investments...............................................................................   (1,337,777)
Translation of Other Assets and Liabilities Denominated in Foreign Currency...............         (709)
Foreign Capital Gains Tax.................................................................           --
                                                                                            -----------
  Net Unrealized Appreciation (Depreciation) during the period............................   (1,338,486)
                                                                                            -----------
Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation).......................     (874,009)
                                                                                            -----------
Net Increase (Decrease) in Net Assets Resulting from Operations...........................  $  (748,337)
                                                                                            ===========

The accompanying notes are an integral part of the financial statements.

  Statements of Changes in Net Assets


                                      International Value Fund
                                 ---------------------------------
                                 Six Months Ended
                                  June 30, 2004      Year Ended
                                   (Unaudited)    December 31, 2003
                                 ---------------- -----------------
            Increase (Decrease)
             in Net Assets
            Operations:
            Net Investment
             Income.............   $  3,277,953     $  4,199,968
            Net Realized Gain...      6,531,107        6,876,237
            Net Unrealized
             Appreciation.......        214,530       66,049,177
                                   ------------     ------------
            Net Increase in Net
             Assets Resulting
             from Operations....     10,023,590       77,125,382
                                   ------------     ------------
            Distributions:
            Net Investment
             Income.............             --       (3,989,505)
                                   ------------     ------------
            Capital Share
             Transactions (Note
             G):
            Proceeds from
             Shares Sold........     29,150,854       40,154,446
            Net Asset Value on
             Reinvestment of
             Distributions......         74,556        3,746,976
            Cost of Shares
             Redeemed...........     (4,606,760)     (67,456,699)
            Transaction Fees....          2,780          286,205
                                   ------------     ------------
            Increase (Decrease)
             in Net Assets from
             Capital Share
             Transactions.......     24,621,430      (23,269,072)
                                   ------------     ------------
            Net Increase in Net
             Assets.............     34,645,020       49,866,805
            Net Assets:
             Beginning of Period    256,563,820      206,697,015
                                   ------------     ------------
             End of Period......   $291,208,840     $256,563,820
                                   ============     ============
             Undistributed
               (Overdistributed)
               Net Investment
               Income Included
               in End of Period
               Net Assets.......   $  3,241,506     $    (36,447)
                                   ============     ============

The accompanying notes are an integral part of the financial statements.

  Statements of Changes in Net Assets

                                                                                  Emerging Markets Fund
                                                                            ---------------------------------
                                                                            Six Months Ended
                                                                             June 30, 2004      Year Ended
                                                                              (Unaudited)    December 31, 2003
                                                                            ---------------- -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income......................................................   $  3,500,500     $  5,554,672
Net Realized Gain..........................................................     55,072,836       28,978,172
Net Unrealized Appreciation (Depreciation).................................    (66,629,068)     147,240,109
                                                                              ------------     ------------
Net Increase (Decrease) in Net Assets Resulting from Operations............     (8,055,732)     181,772,953
                                                                              ------------     ------------
Distributions:
Net Investment Income......................................................        (45,636)      (5,364,889)
                                                                              ------------     ------------
Capital Share Transactions (Note G):
Proceeds from Shares Sold..................................................     28,256,061       47,567,443
Net Asset Value on Reinvestment of Distributions...........................         38,515        4,940,712
Cost of Shares Redeemed....................................................    (92,121,212)      (7,489,769)
Transaction Fees...........................................................         30,240           47,465
                                                                              ------------     ------------
Increase (Decrease) in Net Assets from Capital Share Transactions..........    (63,796,396)      45,065,851
                                                                              ------------     ------------
Net Increase (Decrease) in Net Assets......................................    (71,897,764)     221,473,915
Net Assets:
  Beginning of Period......................................................    534,537,999      313,064,084
                                                                              ------------     ------------
  End of Period............................................................   $462,640,235     $534,537,999
                                                                              ============     ============
  Undistributed Net Investment Income Included in End of Period Net Assets.   $  3,496,311     $     41,447
                                                                              ============     ============

The accompanying notes are an integral part of the financial statements.

  Statements of Changes in Net Assets

                                                                                International Growth Fund
                                                                            ---------------------------------
                                                                            Six Months Ended  For the Period
                                                                             June 30, 2004   June 23, 2003+ to
                                                                              (Unaudited)    December 31, 2003
                                                                            ---------------- -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income......................................................   $   125,672       $    4,087
Net Realized Gain..........................................................       464,477           83,020
Net Unrealized Appreciation (Depreciation).................................    (1,338,486)       1,663,535
                                                                              -----------       ----------
Net Increase (Decrease) in Net Assets Resulting from Operations............      (748,337)       1,750,642
                                                                              -----------       ----------
Distributions:
Net Investment Loss........................................................            --          (10,524)
Net Realized Loss..........................................................        (9,402)         (67,298)
                                                                              -----------       ----------
  Total Distributions......................................................        (9,402)         (77,822)
                                                                              -----------       ----------
Capital Share Transactions (Note G):
Proceeds from Shares Sold..................................................    20,580,000        6,924,701
Net Asset Value on Reinvestment of Distributions...........................         9,402           67,311
                                                                              -----------       ----------
Increase in Net Assets from Capital Share Transactions.....................    20,589,402        6,992,012
                                                                              -----------       ----------
Net Increase in Net Assets.................................................    19,831,663        8,664,832
Net Assets:
  Beginning of Period......................................................     8,664,832               --
                                                                              -----------       ----------
  End of Period............................................................   $28,496,495       $8,664,832
                                                                              ===========       ==========
  Undistributed Net Investment Income Included in End of Period Net Assets.   $   125,672       $       --
                                                                              ===========       ==========

+ Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

  Financial Highlights

  For a Share Outstanding Throughout Each Period

                                                                                International Value Fund
                                                          --------------------------------------------------------------------
                                                          Six Months Ended               Year Ended December 31,
                                                           June 30, 2004   ---------------------------------------------------
                                                            (Unaudited)      2003       2002       2001       2000      1999
                                                          ---------------- --------  --------   --------   --------   --------
Net Asset Value, Beginning of Period.....................     $  10.28     $   7.37  $   8.56   $  10.21   $  11.49   $   8.97
                                                              --------     --------  --------   --------   --------   --------
Income from Investment Operations:
Net Investment Income....................................         0.12         0.19      0.10       0.12       0.13       0.13
Net Realized and Unrealized Gain (Loss)***...............         0.28         2.90     (1.16)     (1.69)     (1.34)      2.50
                                                              --------     --------  --------   --------   --------   --------
  Total from Investment Operations.......................         0.40         3.09     (1.06)     (1.57)     (1.21)      2.63
                                                              --------     --------  --------   --------   --------   --------
Less Distributions from:
Net Investment Income....................................           --        (0.18)    (0.13)     (0.08)     (0.07)     (0.11)
                                                              --------     --------  --------   --------   --------   --------
Net Asset Value, End of Period...........................     $  10.68     $  10.28  $   7.37   $   8.56   $  10.21   $  11.49
                                                              ========     ========  ========   ========   ========   ========
Total Return.............................................         3.89%**     42.10%   (12.46)%   (15.41)%   (10.58)%    29.35%
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands).................     $291,209     $256,564  $206,697   $217,065   $247,585   $366,515
Ratio of Expenses to Average Net Assets (1)..............         1.00%*       1.00%     1.00 %     1.00 %     1.00 %     1.00%
Ratio of Net Investment Income to Average Net Assets (1).         2.36%*       1.97%     1.32 %     1.24 %     1.07 %     1.31%
Portfolio Turnover Rate..................................            9%**        43%       33 %       49 %       71 %       51%
-----------------------------
(1)Before voluntary expense limitation during the period:
   Ratio of Expenses to Average Net Assets...............         1.02%*       1.04%     1.04 %     1.05 %     1.04 %     1.03%
   Ratio of Net Investment Income to Average Net Assets..         2.34%*       1.93%     1.28 %     1.19 %     1.03 %     1.28%

 * Annualized.
** Not annualized.
*** Includes a 0.50% transaction fee on purchases and redemptions of capital shares. Effective May 3, 2002, the purchase fee has been discontinued.

The accompanying notes are an integral part of the financial statements.

  Financial Highlights

  For a Share Outstanding Throughout Each Period


                                                                                 Emerging Markets Fund
                                                          -------------------------------------------------------------------
                                                          Six Months Ended               Year Ended December 31,
                                                           June 30, 2004   --------------------------------------------------
                                                            (Unaudited)      2003       2002      2001       2000      1999
                                                          ---------------- --------  --------   --------  --------   --------
Net Asset Value, Beginning of Period.....................     $  10.40     $   6.80  $   6.94   $   6.97  $   9.80   $   5.91
                                                              --------     --------  --------   --------  --------   --------
Income from Investment Operations:
Net Investment Income....................................         0.08         0.11      0.04       0.09      0.02       0.03
Net Realized and Unrealized Gain (Loss)***...............        (0.31)        3.60     (0.14)     (0.05)    (2.84)      3.86
                                                              --------     --------  --------   --------  --------   --------
  Total from Investment Operations.......................        (0.23)        3.71     (0.10)      0.04     (2.82)      3.89
                                                              --------     --------  --------   --------  --------   --------
Less Distributions from:
Net Investment Income....................................        (0.00)+      (0.11)    (0.04)     (0.07)    (0.01)        --
                                                              --------     --------  --------   --------  --------   --------
Net Asset Value, End of Year.............................     $  10.17     $  10.40  $   6.80   $   6.94  $   6.97   $   9.80
                                                              ========     ========  ========   ========  ========   ========
Total Return.............................................        (2.20)%**    54.61%    (1.46)%     0.62%   (28.80)%    65.82%
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands).................     $462,640     $534,538  $313,064   $250,157  $249,010   $350,206
Ratio of Expenses to Average Net Assets (1)..............         1.25 %*      1.25%     1.25 %     1.25%     1.25 %     1.25%
Ratio of Net Investment Income to Average Net Assets (1).          1.35 %*     1.42%     0.70 %     1.27%     0.23 %     0.39%
Portfolio Turnover Rate..................................           23 %**       26%       37 %       25%       70 %       43%
-----------------------------
(1)Before voluntary expense limitation during the period:
   Ratio of Expenses to Average Net Assets...............         1.34 %*      1.34%     1.34 %     1.36%     1.33 %     1.36%
   Ratio of Net Investment Income to Average Net
    Assets...............................................          1.26 %*     1.33%     0.61 %     1.16%     0.15 %     0.28%

 * Annualized.
** Not annualized.
*** Includes a 1.00% transaction fee on purchases and redemptions of capital shares. Effective May 3, 2002, the purchase fee has been discontinued.
 + Amount is less than $0.01.

The accompanying notes are an integral part of the financial statements.

  Financial Highlights

  For a Share Outstanding Throughout the Period

                                                              International Growth Fund
                                                          ------------------------------
                                                          Six Months Ended  For the Period
                                                           June 30, 2004   June 23, 2003+ to
                                                            (Unaudited)    December 31, 2003
                                                          ---------------- -----------------
Net Asset Value, Beginning of Period.....................     $ 12.41           $10.00
                                                              -------           ------
Income from Investment Operations:
Net Investment Income....................................        0.05             0.01
Net Realized and Unrealized Gain (Loss)***...............       (0.04)            2.52
                                                              -------           ------
  Total from Investment Operations.......................        0.01             2.53
                                                              -------           ------
Less Distributions from:
Net Investment Income....................................          --            (0.02)
Capital Gains............................................       (0.00)++         (0.10)
                                                              -------           ------
  Total Distributions....................................          --            (0.12)
                                                              -------           ------
Net Asset Value, End of Period...........................     $ 12.42           $12.41
                                                              =======           ======
Total Return.............................................        0.11%**         25.28 %**
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands).................     $28,496           $8,665
Ratio of Expenses to Average Net Assets (1)..............        1.00%*           1.00 %*
Ratio of Net Investment Income to Average Net Assets (1).        1.34%*           0.10 %*
Portfolio Turnover Rate..................................          28%**            13 %**
-----------------------------
(1)Before voluntary expense limitation during the period:
   Ratio of Expenses to Average Net Assets...............        1.71%*           2.21 %*
   Ratio of Net Investment Income to Average Net Assets..        0.64%*          (1.11)%*

 * Annualized.
** Not annualized.
*** Includes a 0.50% transaction fee on purchases and redemptions of capital shares, if applicable.
 + Commencement of investment operations.
++ Amount is less than $0.01.

The accompanying notes are an integral part of the financial statements.

  Notes to Financial Statements

  June 30, 2004 (Unaudited)


Hansberger Institutional Series (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 2004, the Trust was comprised of three separate active, diversified portfolios (each individually referred to as a "Fund", collectively as the "Funds"). The International Value Fund and the Emerging Markets Fund, each a Fund of the Trust, commenced operations on December 30, 1996. The International Growth Fund, also a Fund of the Trust, commenced operations on June 23, 2003.

The International Value Fund seeks to achieve long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. The Emerging Markets Fund seeks to achieve long-term capital growth through a policy of investing primarily in publicly traded equity securities of companies located in emerging markets. The International Growth Fund seeks to achieve high long-term total return through a policy of investing primarily in the equity securities of companies organized or located outside of the United States.

The Funds' investments in emerging markets or developing markets may subject the Funds to a greater degree of risk than the Funds' investments in developed markets. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Funds' investments and income generated by these investments, as well as the Funds' ability to repatriate such amounts.

A. Accounting Policies: The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of the Funds' financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates.

  1. Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest reported sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Occasionally, certain events affecting the values of securities maintained in the Funds' portfolios might occur between the close of the foreign exchanges on which those securities principally trade and the time at which the daily net asset value for the Funds is determined. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith pursuant to the Trust's fair valuation procedures under the supervision of the Board of Trustees. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price within a range not exceeding the current asked price and not less than the current bid price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued at prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Securities not priced in this manner are valued at the most recently quoted bid price, or, when securities exchange valuations are used, at the latest reported sale price on the day of valuation. If there is no such reported sale, the latest reported bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are generally valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, unlisted foreign securities and those securities for which it is inappropriate to determine the prices in accordance with the above-stated procedures, are valued at fair value as determined in good faith pursuant to the Trust's fair valuation procedures under the supervision of the Board of Trustees, although the actual calculations are done by others. The fair value of a portfolio security is the price that the Funds might reasonably expect to receive upon its current sale. Under the Trust's fair valuation procedures, the Board of Trustees has delegated to Hansberger Global Investors, Inc., the Funds' Adviser, subject to the Board of Trustees' supervision and review, the responsibility to determine, in good faith, the fair value of only those securities for which market quotations are not readily available. Hansberger Global Investors, Inc. has established a Valuation Committee, which is responsible for complying with the Trust's fair value procedures and determining the fair value of each security for which market quotations are not readily available and for securities whose market quotations may not, in Hansberger Global Investors, Inc.'s opinion, reflect market value.

  2. Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at current applicable foreign currency exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment in securities.

  3. Forward Currency Exchange Contracts: The Funds may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio securities. A forward currency contract is an agreement between two parties to purchase and sell currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in currency exchange rates. Forward currency contracts are marked-to-market daily using the forward foreign currency exchange rates applicable on that day or at such other rates as deemed appropriate. The change in value is recorded by the Funds as an unrealized gain or loss. When a forward currency contract is extinguished, either by delivering the currency or by entering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract on the date it is extinguished. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably relative to the U.S. dollar.

  At June 30, 2004, the Funds had no outstanding forward currency exchange contracts.

  4. Federal Income Taxes: It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. A Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation as the income and/or capital gains are earned.

  In determining the daily net asset values, the Funds estimate the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of December 31, 2003, the Emerging Markets Fund had $1,676,451 in reserve for foreign capital gains taxes. As of December 31, 2003, the International Value Fund and International Growth Fund had no reserve related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of December 31, 2003, the Funds had no reserve related to taxes on the repatriation of foreign currencies.

  At December 31, 2003, the International Value Fund had capital loss carryforwards to offset future capital gains of $14,023,924 and $29,658,248 which will expire December 31, 2009 and December 31, 2010, respectively. The Emerging Markets Fund had capital loss carryforwards to offset future capital gains of $6,287,895 which will expire December 31, 2010.

  Net capital, passive foreign investment company ("PFIC") and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2003, the International Value Fund deferred to January 1, 2004, for U.S. Federal income tax purposes, post October currency losses of $30,085.

  At June 30, 2004, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Fund were:

                                                                 Net
                                                              Unrealized
                                 Unrealized    Unrealized    Appreciation
     Fund              Cost     Appreciation (Depreciation) (Depreciation)
     ----          ------------ ------------ -------------- --------------
     International
      Value
      Fund........ $246,064,468 $ 51,228,970  $ (6,763,747)  $44,465,223
     Emerging
      Markets
      Fund........  373,363,609  101,158,598   (13,656,951)   87,501,647
     International
      Growth
      Fund........   28,458,138    1,187,838      (862,142)      325,696

  5. Distribution of Income and Gains: Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatment for post-October 31 losses and foreign currency transaction losses which are not recognized for tax purposes until the first day of the following fiscal year. The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

  The tax character of distributions paid during 2003 and 2002 were as follows:

                                  2003 Distributions 2002 Distributions
                                      Paid from          Paid from
         Fund:                     Ordinary Income    Ordinary Income
         -----                    ------------------ ------------------
         International Value Fund     $3,689,505         $3,461,539
         Emerging Markets Fund...      5,364,889          1,791,232
         International Growth
          Fund...................         77,822                 --

  Distributions in excess of tax basis earnings and profits will be reported in the Funds' financial statements as a return of capital. Permanent book and tax basis differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to paid-in capital, undistributed net investment income (loss) and accumulated net realized gain
  (loss) on investment and foreign currency transactions. Undistributed net investment income (loss) and accumulated net realized gain (loss) may include temporary book and tax differences which should reverse in a subsequent period.

  At December 31, 2003, the International Value Fund reclassified $204,938 and $20,322 from undistributed net investment income (loss) and paid in capital, respectively, to accumulated net realized loss. The Emerging Markets Fund reclassified $183,827 and $2 to accumulated net realized loss and paid in capital, respectively, from undistributed net investment income. The International Growth Fund reclassified $6,437 to undistributed net investment income from accumulated net realized gain. These reclassifications have no impact on the Funds' financial statements and are designed to present each Fund's capital account on a tax basis.

  As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                              Undistributed
                                                Ordinary
                    Fund                         Income
                    ----                      -------------
                    International Value Fund.    $    --
                    Emerging Markets Fund....     41,447
                    International Growth Fund      9,285

  6. Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-date (except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of reasonable diligence) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets. Distributions for the Funds are recorded on the ex-date.

B. Adviser: Hansberger Global Investors, Inc. (the "Adviser"), a wholly-owned subsidiary of Hansberger Group, Inc., provides each Fund with investment advisory services pursuant to an investment advisory agreement at a monthly fee calculated at the annual rate of 0.75%, 1.00% and 0.75% of average daily net assets of the International Value Fund, the Emerging Markets Fund and the International Growth Fund, respectively. The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Funds, if necessary, if the annual operating expenses as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios of 1.00% for the International Value Fund and the International Growth Fund and 1.25% for the Emerging Markets Fund. The Adviser, at its discretion, may revise or discontinue the voluntary fee waivers and reimbursements at any time.

C. Administrator: J.P. Morgan Investor Services Co. (the "Administrator"), a subsidiary of J.P. Morgan Chase & Co., provides the Trust with administrative, dividend disbursing and transfer agent services pursuant to an Administrative Agreement (the "Agreement"). Under the Agreement the Trust pays the Administrator a monthly fee in proportion to the Funds' combined average daily net assets at the following annual rate: 0.12% of the first $500 million of average daily net assets, 0.08% for the next $500 million of average daily net assets, and 0.06% for average daily net assets over $1 billion. Certain employees of J.P. Morgan Investor Services Co. are officers of the Trust.

D. Custodian: JPMorgan Chase Bank serves as the Trust's custodian in accordance with a custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. Trustee Fees: The Trust pays each Trustee, who is not also an officer or interested person, an annual fee plus travel and other expenses incurred in attending Board meetings. Trustees who are officers of the Adviser receive no remuneration for their service as Trustees. Interested Trustees who are not officers of the Adviser are reimbursed for expenses incurred in attending Board meetings.

Expenses for the period ended June 30, 2004, include legal fees paid to Morgan, Lewis & Bockius LLP. A former partner of that firm until January 2002, continues to be a Trustee to the Trust.

F. Purchases and Sales: For the period ended June 30, 2004, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were:

              Fund                       Purchases      Sales
              ----                      ------------ ------------
              International Value Fund. $ 52,757,324 $ 25,573,088
              Emerging Markets Fund....  113,117,864  182,570,859
              International Growth Fund   25,221,526    4,791,443

There were no purchases or sales of long-term U.S. Government securities during the period ended June 30, 2004.

G. Capital Share Transactions: Transactions in fund shares for the periods indicated below:

                                             International Value Fund
                                             ------------------------
                                             Six Months      Year
                                               Ended         Ended
                                              06/30/04     12/31/03
                                             ----------   ----------
            Shares sold.....................  2,733,884    4,203,177
            Shares issued on reinvestment of
             distributions..................      7,577      380,790
            Shares repurchased..............   (434,434)  (7,664,242)
                                             ----------   ----------
            Increase (decrease).............  2,307,027   (3,080,275)
            Fund shares:
            Beginning of the period......... 24,966,648   28,046,923
                                             ----------   ----------
            End of the period............... 27,273,675   24,966,648
                                             ==========   ==========

                                              Emerging Markets Fund
                                             ------------------------
                                             Six Months      Year
                                               Ended         Ended
                                              06/30/04     12/31/03
                                             ----------   ----------
            Shares sold.....................  2,666,789    5,798,437
            Shares issued on reinvestment of
             distributions..................      3,832      491,625
            Shares repurchased.............. (8,579,203)    (883,889)
                                             ----------   ----------
            Increase (decrease)............. (5,908,582)   5,406,173
            Fund shares:
            Beginning of the period......... 51,420,931   46,014,758
                                             ----------   ----------
            End of the period............... 45,512,349   51,420,931
                                             ==========   ==========

                                             International Growth Fund
                                             ------------------------
                                             Six Months     Period
                                               Ended         Ended
                                              06/30/04     12/31/03*
                                             ----------   ----------
            Shares sold.....................  1,595,044      692,365
            Shares issued on reinvestment of
             distributions..................        758        5,680
                                             ----------   ----------
            Increase........................  1,595,802      698,045
            Fund shares:
            Beginning of the period.........    698,045           --
                                             ----------   ----------
            End of the period...............  2,293,847      698,045
                                             ==========   ==========

* The Fund commenced operations on June 23, 2003.

Shareholders entering after April 1, 1997, were charged a transaction fee in connection with each purchase and redemption of shares of each Fund. The transaction fee is 0.50% for the International Value Fund and the International Growth Fund, and 1.00% for the Emerging Markets Fund. The transaction fee is not a sales charge and is retained by the Funds. The fee does not apply to and is not charged in connection with exchanges from one Fund to another, certain other transactions, including the reinvestment of dividends or capital gain distributions, or transactions involving shareholders who previously purchased shares that were not subject to the transaction fee.

Effective May 3, 2002, the purchase fee in connection with the International Value Fund and the Emerging Markets Fund has been discontinued. The redemption fee for the International Value Fund and the Emerging Markets Fund remains in place. The purchase fee and redemption fee for the International Growth Fund remains in place.

Other: As of June 30, 2004, the Funds had shareholders that held greater than 10% of outstanding shares. Investment activities of these shareholders could have a material impact on those Funds. The number of greater than 10% shareholders and aggregate percentage of shares held by such owners was as follows:

                                         Number of
                                       greater than    Percentage of
           Fund                      10 % Shareholders   Ownership
           ----                      ----------------- -------------
           International Value Fund.         4             74.1%
           Emerging Markets Fund....         2             45.6
           International Growth Fund         3             99.7

  Proxy Voting Policies and Procedures (Unaudited)

   A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge on the Securities and Exchange Commission's website at http://www.sec.gov.

  Trustees and Officers of the Trust (Unaudited)

                                                                   Principal Occupation
Name and Address                  Offices with the Trust        during the Past Five Years
----------------                  ---------------------- -----------------------------------------

THOMAS L. HANSBERGER* (71)....... President and Trustee  Director, Chief Executive Officer,
515 East Las Olas Blvd.                                  President, Chief Investment Officer and
Fort Lauderdale, FL                                      Treasurer, Hansberger Global Investors,
                                                         Inc., 1994 to present; Chief Executive
                                                         Officer, President and Treasurer,
                                                         Hansberger Group, Inc., 1999 to present;
                                                         President and Chief Executive Officer,
                                                         Templeton Worldwide, 1992 to 1993;
                                                         President, Director and Chief Executive
                                                         Officer, Templeton, Galbraith &
                                                         Hansberger Ltd., 1985 to 1992.

KATHRYN B. MCGRATH, ESQ.* (59)... Trustee                Partner, Crowell & Moring LLP, 2002 to
1001 Pennsylvania Ave., N.W.                             present, Morgan, Lewis & Bockius LLP,
Washington, DC                                           1990 to 2002.

STUART B. ROSS (67).............. Trustee                Retired; Executive Vice President, Xerox
100 First Stamford Place                                 Corporation, 1990 to 1999; Chief
Stamford, CT                                             Executive Officer, Xerox Financial
                                                         Services, Inc., 1990 to 1999.

WILLIAM F. WATERS, ESQ. (72)..... Trustee                Retired; former Senior Vice President,
640 Hollow Tree Ridge Road                               Merrill Lynch, & Co., Inc. 1957 to 1996.
Darien, CT                                               CEO of Merrill Lynch's International
                                                         Private Banking Group 1984 to 1996.

EDWARD M. TIGHE (61)............. Trustee                Retired; Chief Executive Officer, Asgard
608 NE 13th Ave.                                         Group, 2002 to 2004, CEO, JBE
Ft. Lauderdale, FL                                       Technology Group, 2001 to 2003; Global
                                                         Fund Services, 1993 to 2000; Chief
                                                         Executive Officer, President, Citco
                                                         Technology Management, 1992 to 2000.

J. CHRISTOPHER JACKSON, ESQ. (53) Vice President         Director, Hansberger Global Investors,
515 East Las Olas Blvd.                                  Inc., 1999 to present; Senior Vice
Fort Lauderdale, FL                                      President, General Counsel and Assistant
                                                         Secretary Hansberger Global Investors,
                                                         Inc. 1996 to present; Senior Vice
                                                         President, General Counsel and Assistant
                                                         Secretary of Hansberger Group, Inc., 1999
                                                         to present; Vice President, Global
                                                         Decisions Group, LLC 1998 to 2001;
                                                         General Counsel and Secretary MCM
                                                         Group, Inc. and McCarthy, Crisanti &
                                                         Maffei, Inc., 1996 to 2001; Trustee,
                                                         Hansberger Institutional Series, 1996 to
                                                         2001; Vice President, Associate General
                                                         Counsel and Assistant Secretary, Van
                                                         Kampen American Capital, Inc. 1986 to
                                                         1996.

  Trustees and Officers of the Trust

                                                                  Principal Occupation
Name and Address                Offices with the Trust         during the Past Five Years
----------------                ---------------------- ------------------------------------------

WESLEY E. FREEMAN (54).........  Vice President        Director, Hansberger Global Investors,
515 East Las Olas Blvd.                                Inc. 2000 to present; Managing Director of
Fort Lauderdale, FL                                    Institutional Marketing, Hansberger Global
                                                       Investors, Inc. 1996 to present; Executive
                                                       Vice President for Institutional Business
                                                       Development, Templeton Worldwide,
                                                       1989 to 1996.

PETER BRAUN (63)...............  Vice President        Senior Vice President--Institutional
515 East Las Olas Blvd.                                Marketing, Hansberger Global Investors,
Fort Lauderdale, FL                                    Inc., 2000 to present; Director of
                                                       Institutional Sales and Marketing,
                                                       Santander Global Advisers, 1998 to 2000;
                                                       Principal, State Street Global Advisors,
                                                       1985 to 1998.

THOMAS A. CHRISTENSEN, Jr. (33)  Treasurer             CFO, 1998 to present; Vice President and
515 East Las Olas Blvd.                                Controller, Hansberger Global Investors,
Fort Lauderdale, FL                                    Inc. 1996 to 1998; CFO of Hansberger
                                                       Group, Inc. from 1999 to present.
                                                       Accountant, Arthur Andersen LLP, 1993 to
                                                       1996.

KIMBERLEY SCOTT (41)...........  Secretary             Director, Hansberger Global Investors,
515 East Las Olas Blvd.                                Inc. 1999 to present; Senior Vice
Fort Lauderdale, FL                                    President, Chief Administrative Officer,
                                                       Chief Compliance Officer and Assistant
                                                       Treasurer, Hansberger Global Investors,
                                                       Inc. 1994 to present; Senior Vice
                                                       President, Chief Administrative Officer,
                                                       Chief Compliance Officer and Assistant
                                                       Treasurer, Hansberger Group, Inc., 1999
                                                       to present; Senior Vice President,
                                                       Executive Assistant and Portfolio
                                                       Supervisor, Templeton Worldwide, 1992
                                                       to 1994.

HELEN A. ROBICHAUD, ESQ. (52)..  Assistant Secretary   Vice President and Associate General
73 Tremont Street                                      Counsel, J.P. Morgan Investor Services
Boston, MA                                             Co., 1994 to present.

ELLEN O'BRIEN (46).............  Assistant Secretary   Assistant Treasurer, State Regulation of
73 Tremont Street                                      J.P. Morgan Investor Services Co., 1991 to
Boston, MA                                             present.

ROBERT G. KUBILIS (31).........  Assistant Treasurer   Vice President, J.P. Morgan Investor
73 Tremont Street                                      Services Co., 2002 to present, Assistant
Boston, MA                                             Vice President, J.P. Morgan Investor
                                                       Services Co., 1998 to 2002.

* Interested Trustee.

ITEM 2. CODE OF ETHICS.

Not Applicable to a semi-annual report for the fiscal period ended June 30, 2004.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable to a semi-annual report for the fiscal period ended June 30, 2004.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable to a semi-annual report for the fiscal period ended June 30, 2004.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable to a semi-annual report for the fiscal period ended June 30, 2004.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in Item No. 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 10. CONTROLS AND PROCEDURES.

        (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

        (b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

        (a) The Code of Ethics: Not applicable to a semi-annual report for the fiscal period ended June 30, 2004.

        (b) (1) Certifications required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 to be filed with the Form N-CSR are attached hereto.

                (2) Certifications required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the Form N-CSR is attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hansberger Institutional Series

By:     /s/ Thomas L. Hansberger
        -------------------------------------
        Thomas L. Hansberger
        President and Chief Executive Officer
        September 9, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Thomas L. Hansberger
        -------------------------------------
        Thomas L. Hansberger
        President and Chief Executive Officer
        September 9, 2004

By:     /s/ Thomas A. Christensen, Jr.
        ------------------------------
        Thomas A. Christensen, Jr.
        Chief Financial Officer
        September 9, 2004